Debt - Interest Expense, Net (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Interest expense
Current	$ 22	$ 20
Long-term	78	38
Interest Expense, Total	100	58
Interest income	(12)	(14)
Interest expense, net	$ 88	$ 44